UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2015

THE BANK OF NEW YORK MELLON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35651	13-2614959
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Wall Street New York, New York	10286
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 495-1784

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b) On March 5, 2015, Mr. Michael J. Kowalski notified The Bank of New York Mellon Corporation (the “Corporation”) of his intention to retire from the Corporation’s Board of Directors (the “Board”) at the upcoming Annual Meeting of Stockholders to be held on April 14, 2015 and that he would not be standing for re-election to the Board.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR.

(a) On March 5, 2015, the Board approved and adopted amendments to the Corporation’s Amended and Restated By-Laws (the “By-Laws”). The amendments took effect immediately upon approval by the Board. The following is a summary of the changes:

Special Meetings (Article One, Section 2). The amendments give stockholders holding an aggregate “net long position” (as defined in the By-Laws) representing at least 20% of the outstanding common stock of the Corporation the right to request that the Secretary of the Corporation call a special meeting of stockholders. The amendments also set forth the requirements and procedures of such a stockholder special meeting request, including with respect to (i) when multiple requests will be considered together, (ii) the information required when submitting a request, (iii) limitations on when requests may be made, (iv) the time for holding a special meeting following a request and (v) the appropriate scope of business at any meeting held pursuant to a request. The Board also adopted conforming amendments to Article One, Sections 3, 4 and 12 of the By-Laws.

Finance Committee (Article Three, Section 9). The amendments reflect the establishment of a Finance Committee of the Board, whose members will be appointed by the Board from among the Board’s members.

The foregoing summary of the amendments is qualified in its entirety by reference to the Amended and Restated By-Laws, which are filed herewith as Exhibit 3.1 (marked to show changes from the prior version) and are incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	EXHIBITS

Exhibit Number	Description

3.1	Amended and Restated By-Laws of The Bank of New York Mellon Corporation, as amended on March 5, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BANK OF NEW YORK MELLON CORPORATION (Registrant)

Dated: March 6, 2015	By:	/s/ Craig T. Beazer
Craig T. Beazer
Secretary

EXHIBIT INDEX

Exhibit Number	Description	Method of Filing

3.1	Amended and Restated By-Laws of The Bank of New York Mellon Corporation, as amended on March 5, 2015	Filed herewith